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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 26, 2003
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                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


         MINNESOTA                     333-84486                41-0365145
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)




     4001 LEXINGTON AVENUE NORTH
        ARDEN HILLS, MINNESOTA                             55126
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      (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
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Item 9.    Regulation FD Disclosure.

For the year ended December 31, 2002, Land O'Lakes, Inc. (the "Company") hereby makes available its Annual Report that was released today, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1. The Company will also post a copy of its Annual Report on its web page at www.landolakesinc.com.

The information included in this Current Report on Form 8-K (including the exhibit hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

(a).    Exhibits
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        99.1    Land O'Lakes, Inc. Annual Report 2002.





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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             LAND O'LAKES, INC.


Date: February 26, 2002                      /s/ Daniel Knutson
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                                             Daniel Knutson
                                             Senior Vice President
                                             and Chief Financial Officer